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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report:                   JUNE 3, 2002

                              BOOKS-A-MILLION, INC.
             (Exact name of registrant as specified in its chapter)

          DELAWARE                   0-20664                    63-0798460
(State or other jurisdiction       (Commission                 (IRS Employer
      of incorporation             File Number)             Identification No.)

               402 INDUSTRIAL LANE
               BIRMINGHAM, ALABAMA                                  35211
     (Address of principal executive offices)                     (Zip Code)

Registrant's telephone number, including area code: 205-942-3737


           ----------------------------------------------------------
          (Former name or former address, if changed since last report)






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ITEM 1. CHANGES IN CONTROL OF REGISTRANT.

         NONE.

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

         NONE.

ITEM 3. BANKRUPTCY OR RECEIVERSHIP.

         NONE.

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         On May 28, 2002, the Company engaged Deloitte & Touche LLP to serve as its independent accountants for fiscal 2003, which was approved by the Audit Committee of the board of directors.

         During the Company's two most recent fiscal years and through the date of this Form 8-K, the Company did not consult Deloitte & Touche LLP with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements or any other matters or reportable events listed in Items 304 (a) (2) (i) and (ii) of Regulation S-K.

         The Company provided Deloitte & Touche with a copy of the foregoing disclosure as required by Item 304 (a) (2) (ii) (D) of Regulation S-K. Deloitte & Touche agreed with the statements set forth in the immediately preceding paragraph and did not provide the Company with the letter described in Item 304
(a) (2) (ii) (D) of Regulation S-K.

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

         NONE.

ITEM 6. RESIGNATIONS OF REGISTRANT'S DIRECTORS.

         NONE.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         NONE.

ITEM 8. CHANGE IN FISCAL YEAR.

         NONE.

ITEM 9. REGULATION FD DISCLOSURE.

         NONE.

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Exhibits.

Exhibit Number
                  99.1     --       Press Release dated June 3, 2002.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                Books-A-Million, Inc.
                                    -------------------------------------------
                                                    (Registrant)


                                             /s/ Richard S. Wallington
                                    -------------------------------------------
                                                    (Signature)

                                             Richard S. Wallington
                                             Chief Financial Officer
                                             Date: June 3, 2002


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                                INDEX TO EXHIBITS

Exhibit Number
                  99.1     --       Press Release dated June 3, 2002.